UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund: BlackRock Natural Resources Trust

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural

Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund underperformed the benchmarks, the Russell 1000® Value Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from relative performance was the Fund’s stock selection in the utilities sector. Within utilities, underperformance derived almost entirely from an overweight to PG&E Corp., a utility provider in California. Within financials, a combination of stock selection and allocation decisions weighed on relative returns. Most notably, stock selection in the capital markets industry and an overweight to banks proved costly. A lack of exposure to the real estate sector also represented a drag on relative return, as did the Fund’s cash position, which averaged 6.7% during the period.

Conversely, stock selection and allocation decisions within the information technology (“IT”) sector contributed most to Fund returns. Positive contributions within IT were driven primarily by an overweight to and stock selection within software, as well as selection among hardware and semiconductor stocks. Stock selection and allocation decisions in the health care sector also were additive, led by selection within the health care providers & services and pharmaceuticals industries. Lastly, stock selection in energy and industrials contributed to Fund performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s exposures to the communication services, consumer discretionary and consumer staples sectors were increased. Conversely, the Fund significantly decreased its holdings in the energy sector. The Fund’s exposure to health care and utilities stocks also was reduced.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the largest overweight positions were in the health care, IT and financials sectors. The Fund’s most significant underweight positions were in the real estate, utilities and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Verizon Communications, Inc.	4%
JPMorgan Chase & Co.	4
Wells Fargo & Co.	4
Citigroup, Inc.	3
Bank of America Corp.	3
Medtronic PLC	3
Koninklijke Philips NV	2
BP PLC	2
American International Group, Inc.	2
Anthem, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	17
Energy	9
Information Technology	9
Short Term Securities	8
Consumer Staples	7
Industrials	7
Communication Services	6
Consumer Discretionary	6
Utilities	3
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Equity Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.18%	4.02%	N/A	9.39%	N/A	11.73%	N/A
Service	9.02	3.74	N/A	9.08	N/A	11.42	N/A
Investor A	9.03	3.76	(1.69)%	9.12	7.94%	11.44	10.84%
Investor C	8.66	3.01	2.18	8.34	8.34	10.64	10.64
Investor C1	8.70	3.15	N/A	8.51	N/A	10.84	N/A
Class K	9.24	4.14	N/A	9.48	N/A	11.78	N/A
Class R	8.87	3.42	N/A	8.78	N/A	11.10	N/A
Russell 1000® Value Index	8.74	5.20	N/A	8.01	N/A	12.40	N/A
S&P 500® Index	11.32	7.99	N/A	11.34	N/A	14.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,091.80	$3.58	$1,000.00	$1,021.37	$3.46	0.69%
Service	1,000.00	1,090.20	5.13	1,000.00	1,019.89	4.96	0.99
Investor A	1,000.00	1,090.30	4.87	1,000.00	1,020.13	4.71	0.94
Investor C	1,000.00	1,086.60	8.54	1,000.00	1,016.61	8.25	1.65
Investor C1	1,000.00	1,087.00	8.18	1,000.00	1,016.96	7.90	1.58
Class K	1,000.00	1,092.40	3.06	1,000.00	1,021.87	2.96	0.59
Class R	1,000.00	1,088.70	6.53	1,000.00	1,018.55	6.31	1.26

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2019	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund underperformed its benchmark, the S&P Global Natural Resources Index.

What factors influenced performance?

For the period, security selection within the energy sector was the largest detractor from relative performance. Within energy, the Fund’s overweight to the exploration and production (“E&P”) sub-sector weighed on returns, as E&P companies underperformed due to falling oil prices. Elsewhere, an out-of-benchmark position in the Belgian minerals technology company Umicore SA was one of the largest individual detractors. The Fund began to build a position in the stock during the fourth quarter of 2018 as a play on the electric vehicle and battery recycling theme. The stock had performed well but declined in April after the company issued a profit warning, citing weaker Chinese electric vehicle cathode demand following subsidy cuts and lower cobalt prices. An overweight position in First Quantum Minerals Ltd. (Canada) also was a notable detractor, owing to investor concerns surrounding the negative impact of recent tax changes in Zambia.

Conversely, security selection within the agriculture sector was the largest positive contributor to relative return. Within agriculture, the Fund’s out-of-benchmark position in the Brazilian meat processing firm JBS SA was the largest individual contributor. JBS SA benefited from rising pork, beef and chicken prices on concerns over the impact of African swine fever on the Chinese pork supply. The Fund’s holdings in Barrick Gold Corp. (Canada) also contributed to returns as the company benefited from rising gold prices. During the period, investors flocked to gold as a perceived safe haven asset amid increased financial market volatility.

Describe recent portfolio activity.

During the period, the Fund rotated its diversified mining exposure. The Fund’s agriculture exposure also was rotated, as holdings in protein producers were increased and positioning in fertilizer companies was reduced. Within energy, the Fund increased exposure to refining, and reduced exposure to U.S. onshore producers.

Describe portfolio positioning at period end.

At the end of the period, the Fund held its largest weighting in the mining industry, followed by energy and agriculture. Within mining, the Fund maintained a high-quality bias, with company deleveraging efforts and growth prospects as key themes. Within energy, the Fund emphasized companies pledging capital discipline, those compounding shale growth, and companies benefiting from the emerging liquified natural gas up-cycle. Within agriculture, where grain and oilseed prices have normalized, the Fund emphasized stock-specific catalysts, with a focus on companies with unappreciated transformation stories.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Royal Dutch Shell PLC, Class B	5%
Nutrien Ltd.	5
BP PLC	5
TOTAL SA	5
BHP Group PLC	5
SL Liquidity Series, LLC, Money Market Series(a)	5
Barrick Gold Corp.	4
FMC Corp.	4
Anglo American PLC	3
Vale SA — ADR	3

(a)	Security was purchased with the cash collateral from loaned securities

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Metals & Mining	32%
Oil, Gas & Consumable Fuels	32
Chemicals	12
Food Products	10
Short Term Securities	8
Containers & Packaging	5
Specialty Retail	2
Electronic Equipment, Instruments & Components	2
Machinery	2
Paper & Forest Products	— (b)
Liabilities in Excess of Other Assets	(5)

(b)	Represents less than 1% of Net Assets.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Natural Resources Trust

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

The index includes 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals & mining.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.05%	(9.12)%	N/A	(5.91)%	N/A	2.15%	N/A
Investor A	0.94	(9.37)	(14.13)%	(6.16)	(7.17)%	1.87	1.33%
Investor C	0.53	(10.06)	(10.78)	(6.90)	(6.90)	1.08	1.08
S&P Global Natural Resources Index	1.30	(7.35)	N/A	0.47	N/A	2.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.50	$4.44	$1,000.00	$1,020.38	$4.46	0.89%
Investor A	1,000.00	1,009.40	5.83	1,000.00	1,018.99	5.86	1.17
Investor C	1,000.00	1,005.30	9.79	1,000.00	1,015.03	9.84	1.97

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Equity Dividend Fund shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of BlackRock Equity Dividend Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares performance shown prior to the Investor C1 Shares inception date of September 12, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor C1 Shares fees. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive a portion of each Fund’s expenses. Without such waiver, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, the Manager is under no obligation to waive or to continue waiving its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Administrator is under no obligation to continue waiving its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 91.9%

Aerospace & Defense — 2.2%
BAE Systems PLC	28,008,349	$186,079,880
Lockheed Martin Corp.	342,447	124,024,030
Northrop Grumman Corp.	316,152	109,252,647

		419,356,557

Air Freight & Logistics — 0.8%
FedEx Corp.	939,620	160,233,399

Automobiles — 0.9%
General Motors Co.	4,153,394	167,547,914

Banks — 13.4%
Bank of America Corp.	17,817,542	546,642,189
Citigroup, Inc.	9,142,895	650,608,408
JPMorgan Chase & Co.	6,124,544	710,447,104
Wells Fargo & Co.	13,844,362	670,205,564

		2,577,903,265

Beverages — 1.8%
Constellation Brands, Inc., Class A	662,421	130,377,701
Diageo PLC	1,680,881	70,093,035
PepsiCo, Inc.	1,206,007	154,139,755

		354,610,491

Building Products — 0.7%
Johnson Controls International PLC	3,122,581	132,522,338

Capital Markets — 3.6%
Charles Schwab Corp.	2,319,641	100,254,884
Goldman Sachs Group, Inc.	658,809	145,023,625
Morgan Stanley	6,304,931	280,947,725
State Street Corp.	2,964,361	172,199,731

		698,425,965

Chemicals — 1.6%
Corteva, Inc.(a)	3,721,365	109,780,267
Dow, Inc.(a)	1,391,825	67,420,003
DuPont de Nemours, Inc.	1,769,804	127,709,057

		304,909,327

Communications Equipment — 1.0%
Motorola Solutions, Inc.	1,170,941	194,329,368

Construction Materials — 0.5%
CRH PLC	3,084,517	102,836,212

Containers & Packaging — 0.2%
International Paper Co.	926,659	40,689,597

Diversified Financial Services — 0.9%
AXA Equitable Holdings, Inc.	7,313,080	164,398,038

Diversified Telecommunication Services — 4.1%
BCE, Inc.	1,049,678	47,350,975
Verizon Communications, Inc.	13,532,879	747,962,222

		795,313,197

Electric Utilities — 2.2%
FirstEnergy Corp.	6,507,200	286,121,584
NextEra Energy, Inc.	660,847	136,907,673

		423,029,257

Energy Equipment & Services — 0.7%
Baker Hughes a GE Co.	4,985,464	126,580,931

Food Products — 2.7%
Conagra Brands, Inc.	3,924,958	113,313,538
Kellogg Co.	1,642,369	95,618,723
Mondelez International, Inc., Class A	641,180	34,296,718
Nestle SA, Registered Shares	2,586,175	274,360,000

		517,588,979

Security	Shares	Value

Health Care Equipment & Supplies — 5.4%
Alcon, Inc.(a)	2,407,778	$139,698,252
Koninklijke Philips NV	9,137,178	428,631,006
Medtronic PLC	4,709,884	480,125,575

		1,048,454,833

Health Care Providers & Services — 6.2%
Anthem, Inc.	1,351,759	398,241,719
CVS Health Corp.	3,617,392	202,103,691
Humana, Inc.	934,558	277,330,087
McKesson Corp.	1,014,573	140,974,918
Quest Diagnostics, Inc.	850,241	86,792,601
UnitedHealth Group, Inc.	355,666	88,564,391

		1,194,007,407

Household Durables — 1.6%
Sony Corp.	5,377,900	305,862,218

Household Products — 1.1%
Newell Brands, Inc.	8,644,930	122,671,557
Procter & Gamble Co.	774,984	91,479,111

		214,150,668

Industrial Conglomerates — 1.7%
General Electric Co.	16,659,915	174,096,112
Siemens AG, Registered Shares	1,394,133	151,728,109

		325,824,221

Insurance — 7.9%
American International Group, Inc.	7,203,126	403,303,025
Arthur J Gallagher & Co.	2,292,572	207,317,286
Marsh & McLennan Cos., Inc.	870,204	85,976,155
MetLife, Inc.	7,042,263	348,028,637
Travelers Cos., Inc.	1,519,718	222,821,053
Willis Towers Watson PLC	1,303,300	254,430,226

		1,521,876,382

IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	5,596,454	364,553,014

Leisure Products — 0.2%
Mattel, Inc.(a)	3,152,470	46,026,062

Machinery — 0.6%
Pentair PLC	3,076,138	119,384,916

Media — 1.8%
Comcast Corp., Class A	7,931,749	342,413,604

Multi-Utilities — 0.3%
Public Service Enterprise Group, Inc.	1,018,976	58,234,478

Multiline Retail — 1.4%
Dollar General Corp.	2,027,311	271,700,220

Oil, Gas & Consumable Fuels — 8.7%
BP PLC	64,330,668	425,659,623
Enterprise Products Partners LP	10,710,685	322,498,725
Marathon Oil Corp.	9,829,184	138,296,619
Marathon Petroleum Corp.	6,098,252	343,880,430
ONEOK, Inc.	499,781	35,024,653
Suncor Energy, Inc.	1,786,395	51,269,537
TOTAL SA — ADR	2,151,957	111,342,255
Williams Cos., Inc.	9,999,618	246,390,588

		1,674,362,430

Personal Products — 0.9%
Unilever NV — NY Shares	2,951,284	170,407,138

Pharmaceuticals — 5.5%
AstraZeneca PLC	3,779,038	326,485,457
Bayer AG, Registered Shares	2,886,804	186,975,341

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2019	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Novartis AG — ADR	836,906	$76,643,851
Novo Nordisk A/S — ADR	1,881,505	90,161,720
Pfizer, Inc.	9,560,165	371,316,809

		1,051,583,178

Road & Rail — 0.5%
Union Pacific Corp.	513,150	92,341,342

Semiconductors & Semiconductor Equipment — 1.4%
Marvell Technology Group Ltd.	3,776,485	99,170,496
QUALCOMM, Inc.	1,301,904	95,247,297
Taiwan Semiconductor Manufacturing Co. Ltd.	9,375,000	77,091,103

		271,508,896

Software — 3.4%
Constellation Software, Inc.	99,949	95,093,923
Microsoft Corp.	2,801,172	381,715,709
Oracle Corp.	3,234,711	182,114,229

		658,923,861

Specialty Retail — 0.8%
Lowe’s Cos., Inc.	1,532,725	155,418,315

Technology Hardware, Storage & Peripherals — 1.5%
Samsung Electronics Co. Ltd.	7,630,056	288,986,124

Tobacco — 1.4%
Altria Group, Inc.	4,768,484	224,452,542
Imperial Brands PLC	1,916,910	48,651,254

		273,103,796

Security	Shares	Value

Trading Companies & Distributors — 0.4%
Ferguson PLC(a)	1,062,790	$79,085,100

Total Long-Term Investments — 91.9% (Cost — $13,323,150,451)		17,708,483,038

Short-Term Securities — 8.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%(b)(c)	1,551,353,531	1,551,353,531

Total Short-Term Securities — 8.1% (Cost — $1,551,353,531)		1,551,353,531

Total Investments — 100.0% (Cost — $14,874,503,982)		19,259,836,569

Liabilities in Excess of Other Assets — (0.0)%		(1,374,032)

Net Assets — 100.0%		$19,258,462,537

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.
(c)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,164,090,600	387,262,931	1,551,353,531	$1,551,353,531	$27,720,607	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$233,276,677	$186,079,880	$—	$419,356,557
Air Freight & Logistics	160,233,399	—	—	160,233,399
Automobiles	167,547,914	—	—	167,547,914
Banks	2,577,903,265	—	—	2,577,903,265
Beverages	284,517,456	70,093,035	—	354,610,491
Building Products	132,522,338	—	—	132,522,338
Capital Markets	698,425,965	—	—	698,425,965
Chemicals	304,909,327	—	—	304,909,327
Communications Equipment	194,329,368	—	—	194,329,368
Construction Materials	—	102,836,212	—	102,836,212
Containers & Packaging	40,689,597	—	—	40,689,597
Diversified Financial Services	164,398,038	—	—	164,398,038
Diversified Telecommunication Services	795,313,197	—	—	795,313,197
Electric Utilities	423,029,257	—	—	423,029,257
Energy Equipment & Services	126,580,931	—	—	126,580,931
Food Products	243,228,979	274,360,000	—	517,588,979
Health Care Equipment & Supplies	498,635,349	549,819,484	—	1,048,454,833
Health Care Providers & Services	1,194,007,407	—	—	1,194,007,407
Household Durables	—	305,862,218	—	305,862,218
Household Products	214,150,668	—	—	214,150,668
Industrial Conglomerates	174,096,112	151,728,109	—	325,824,221
Insurance	1,521,876,382	—	—	1,521,876,382
IT Services	364,553,014	—	—	364,553,014
Leisure Products	46,026,062	—	—	46,026,062
Machinery	119,384,916	—	—	119,384,916
Media	342,413,604	—	—	342,413,604
Multi-Utilities	58,234,478	—	—	58,234,478
Multiline Retail	271,700,220	—	—	271,700,220
Oil, Gas & Consumable Fuels	1,248,702,807	425,659,623	—	1,674,362,430
Personal Products	170,407,138	—	—	170,407,138
Pharmaceuticals	538,122,380	513,460,798	—	1,051,583,178
Road & Rail	92,341,342	—	—	92,341,342
Semiconductors & Semiconductor Equipment	194,417,793	77,091,103	—	271,508,896
Software	658,923,861	—	—	658,923,861
Specialty Retail	155,418,315	—	—	155,418,315
Technology Hardware, Storage & Peripherals	—	288,986,124	—	288,986,124
Tobacco	224,452,542	48,651,254	—	273,103,796
Trading Companies & Distributors	—	79,085,100	—	79,085,100
Short-Term Securities	1,551,353,531	—	—	1,551,353,531

	$16,186,123,629	$3,073,712,940	$—	$19,259,836,569

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments July 31, 2019	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.4%

Chemicals — 12.6%
Albemarle Corp.	25,249	$1,842,167
FMC Corp.	61,778	5,338,855
Koninklijke DSM NV	15,877	1,966,971
Nutrien Ltd.	146,628	8,039,098
Umicore SA	63,665	1,992,944

		19,180,035

Containers & Packaging — 4.6%
Graphic Packaging Holding Co.	242,816	3,608,246
Packaging Corp. of America	34,000	3,432,980

		7,041,226

Electronic Equipment, Instruments & Components — 1.9%
Trimble, Inc.(a)	69,906	2,954,228

Food Products — 10.3%
Glanbia PLC	147,098	1,921,483
JBS SA	548,083	3,576,000
Kerry Group PLC, Class A	28,847	3,365,806
Nestle SA, Registered Shares	32,825	3,482,311
Tyson Foods, Inc., Class A	42,878	3,408,801

		15,754,401

Machinery — 1.9%
Deere & Co.	16,930	2,804,454

Metals & Mining — 32.5%
Anglo American PLC	208,315	5,104,633
Barrick Gold Corp.(b)	351,420	5,714,089
BHP Group PLC	311,074	7,417,101
First Quantum Minerals Ltd.	352,966	3,252,058
Franco-Nevada Corp.	25,480	2,214,393
Fresnillo PLC	247,620	1,787,220
Great Panther Mining Ltd.(a)	333,419	270,312
Neo Lithium Corp.(a)(b)	1,126,269	537,619
Newcrest Mining Ltd.	140,455	3,389,909
Newmont Goldcorp Corp.	31,691	1,157,355
OZ Minerals Ltd.	243,330	1,687,646
Polyus PJSC — GDR	33,037	1,673,073
Rio Tinto PLC	38,734	2,187,365
Stelco Holdings, Inc.	227,873	2,624,390
Teck Resources Ltd., Class B(b)	121,401	2,487,507
Vale SA — ADR	350,615	4,554,489
Wheaton Precious Metals Corp.	133,216	3,479,602

		49,538,761

Security	Shares	Value

Oil, Gas & Consumable Fuels — 31.6%
BP PLC	1,203,986	$7,966,468
CNOOC Ltd.	1,078,000	1,777,367
Concho Resources, Inc.	6,943	678,192
ConocoPhillips	41,656	2,461,036
Eni SpA	147,250	2,300,236
EOG Resources, Inc.	18,875	1,620,419
Equinor ASA	85,500	1,533,040
Exxon Mobil Corp.	60,302	4,484,057
Gazprom PJSC — ADR	232,775	1,701,446
Kosmos Energy Ltd.	187,295	1,125,643
Marathon Petroleum Corp.	41,659	2,349,151
Royal Dutch Shell PLC, Class B	262,075	8,277,639
Suncor Energy, Inc.	108,105	3,101,937
TOTAL SA	152,729	7,915,972
Williams Cos., Inc.	40,300	992,992

		48,285,595

Paper & Forest Products — 0.0%
Quintis Ltd.(a)(b)(c)	2,624,167	18

Specialty Retail — 2.0%
Tractor Supply Co.	28,371	3,087,048

Total Long-Term Investments — 97.4% (Cost — $138,448,497)		148,645,766

Short-Term Securities — 7.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%(d)(f)	4,387,431	4,387,431
SL Liquidity Series, LLC, Money Market Series, 2.50%(d)(e)(f)	7,374,642	7,376,117

Total Short-Term Securities — 7.7% (Cost — $11,763,525)		11,763,548

Total Investments — 105.1% (Cost — $150,212,022)		160,409,314

Liabilities in Excess of Other Assets — (5.1)%		(7,735,760)

Net Assets — 100.0%		$152,673,554

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	4,387,431	4,387,431	$4,387,431	$47,174		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,097,445	6,277,197	7,374,642	7,376,117	11,106	(b)	(793)	(277)

				$11,763,548	$58,280		$(793)	$(277)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Natural Resources Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$15,220,120	$3,959,915	$—	$19,180,035
Containers & Packaging	7,041,226	—	—	7,041,226
Electronic Equipment, Instruments & Components	2,954,228	—	—	2,954,228
Food Products	12,272,090	3,482,311	—	15,754,401
Machinery	2,804,454	—	—	2,804,454
Metals & Mining	26,291,814	23,246,947	—	49,538,761
Oil, Gas & Consumable Fuels	16,813,427	31,472,168	—	48,285,595
Paper & Forest Products	—	—	18	18
Specialty Retail	3,087,048	—	—	3,087,048
Short-Term Securities	4,387,431	—	—	4,387,431

Subtotal	$90,871,838	$62,161,341	$18	$153,033,197

Investments Valued at NAV(a)				7,376,117

Total Investments	$90,871,838	$62,161,341	$18	$160,409,314

(a)	Certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Statements of Assets and Liabilities

July 31, 2019

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

ASSETS
Investments at value — unaffiliated(a)(b)	$17,708,483,038	$148,645,766
Investments at value — affiliated(c)	1,551,353,531	11,763,548
Foreign currency at value(d)	68,283	—
Receivables:
Investments sold	5,888,011	365,496
Securities lending income — affiliated	—	944
Capital shares sold	17,642,855	113,219
Dividends — affiliated	2,865,362	9,592
Dividends — unaffiliated	28,411,000	148,155
Prepaid expenses	310,136	21,167

Total assets	19,315,022,216	161,067,887

LIABILITIES
Cash collateral on securities loaned at value	—	7,377,587
Payables:
Investments purchased	6,716,670	318,756
Board realignment and consolidation	24,072	6,799
Capital shares redeemed	29,671,768	371,578
Investment advisory fees	9,166,601	80,010
Trustees’ and Officer’s fees	49,712	2,952
Other accrued expenses	8,231,420	204,654
Other affiliates	41,504	556
Service and distribution fees	2,657,932	31,441

Total liabilities	56,559,679	8,394,333

NET ASSETS	$19,258,462,537	$152,673,554

NET ASSETS CONSIST OF
Paid-in capital	$15,040,068,727	$144,819,863
Accumulated earnings	4,218,393,810	7,853,691

NET ASSETS	$19,258,462,537	$152,673,554

(a) Investments at cost — unaffiliated	$13,323,150,451	$138,448,497
(b) Securities loaned at value	$—	$6,916,712
(c) Investments at cost — affiliated	$1,551,353,531	$11,763,525
(d) Foreign currency at cost	$68,635	$—

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2019

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional
Net assets	$9,977,737,002	$44,732,342

Shares outstanding(e)	506,504,790	1,778,279

Net asset value	$19.70	$25.15

Service
Net assets	$130,943,027	$—

Shares outstanding(e)	6,678,223	—

Net asset value	$19.61	$—

Investor A
Net assets	$4,504,748,131	$96,229,920

Shares outstanding(e)	229,495,233	4,072,642

Net asset value	$19.63	$23.63

Investor C
Net assets	$1,615,842,745	$11,711,292

Shares outstanding(e)	86,132,141	684,856

Net asset value	$18.76	$17.10

Investor C1
Net assets	$679,589	$—

Shares outstanding(e)	36,135	—

Net asset value	$18.81	$—

Class K
Net assets	$2,413,725,231	$—

Shares outstanding(e)	122,582,633	—

Net asset value	$19.69	$—

Class R
Net assets	$614,786,812	$—

Shares outstanding(e)	31,020,481	—

Net asset value	$19.82	$—

(e)	Unlimited number of shares authorized, $0.10 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Operations

Year Ended July 31, 2019

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — affiliated	$27,720,607	$47,174
Dividends — unaffiliated	512,075,261	6,775,961
Securities lending income — affiliated — net	—	11,106
Foreign taxes withheld	(9,493,688)	(331,781)

Total investment income	530,302,180	6,502,460

EXPENSES
Investment advisory	109,519,037	1,038,991
Service and distribution — class specific	33,556,946	420,156
Transfer agent — class specific	21,722,746	311,502
Accounting services	1,560,970	28,616
Board realignment and consolidation	463,486	10,889
Registration	395,544	68,097
Professional	305,264	70,227
Trustees and Officer	291,477	14,034
Printing	285,657	35,566
Custodian	276,211	29,690
Miscellaneous	279,402	16,514

Total expenses	168,656,740	2,044,282
Less fees waived and/or reimbursed by the Manager	(902,811)	(1,527)

Total expenses after fees waived and/or reimbursed	167,753,929	2,042,755

Net investment income	362,548,251	4,459,705

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	2,183,613,138	(854,180)
Investments — affiliated	—	(793)
Foreign currency transactions	(955,055)	18,699

	2,182,658,083	(836,274)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,900,256,650)	(24,142,772)
Investments — affiliated	—	(277)
Foreign currency translations	(39,733)	739

	(1,900,296,383)	(24,142,310)

Net realized and unrealized gain (loss)	282,361,700	(24,978,584)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$644,909,951	$(20,518,879)

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund		BlackRock Natural Resources Trust
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$362,548,251	$355,540,653	$4,459,705	$4,198,772
Net realized gain (loss)	2,182,658,083	2,548,426,937	(836,274)	32,011,007
Net change in unrealized appreciation (depreciation)	(1,900,296,383)	(439,429,194)	(24,142,310)	(3,468,981)

Net increase (decrease) in net assets resulting from operations	644,909,951	2,464,538,396	(20,518,879)	32,740,798

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(2,135,727,228)	(711,252,830)	(9,117,425)	(3,386,187)
Service	(24,793,219)	(3,335,432)	—	—
Investor A	(949,796,662)	(300,058,042)	(16,428,103)	(5,985,514)
Investor B	—	(24,281)	—	(4)
Investor C	(367,454,272)	(124,146,026)	(3,367,660)	(1,454,747)
Investor C1	(147,216)	(101,636)	—	—
Class K	(462,295,640)	(36,033,423)	—	—
Class R	(130,480,365)	(42,580,320)	—	—

Decrease in net assets resulting from distributions to shareholders	(4,070,694,602)	(1,217,531,990)	(28,913,188)	(10,826,452)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,270,698,999	(1,208,229,169)	(16,116,252)	(51,413,872)

NET ASSETS(b)
Total increase (decrease) in net assets	(2,155,085,652)	38,777,237	(65,548,319)	(29,499,526)
Beginning of year	21,413,548,189	21,374,770,952	218,221,873	247,721,399

End of year	$19,258,462,537	$21,413,548,189	$152,673,554	$218,221,873

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund

	Institutional

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$23.53		$22.19		$22.33		$24.94		$24.71

Net investment income(a)	0.43		0.42		0.43		0.44		0.47
Net realized and unrealized gain	0.31		2.28		3.22		0.79		1.34

Net increase from investment operations	0.74		2.70		3.65		1.23		1.81

Distributions(b)
From net investment income	(0.46)		(0.39)		(0.44)		(0.45)		(0.48)
From net realized gain	(4.11)		(0.97)		(3.35)		(3.39)		(1.10)

Total distributions	(4.57)		(1.36)		(3.79)		(3.84)		(1.58)

Net asset value, end of year	$19.70		$23.53		$22.19		$22.33		$24.94

Total Return(c)
Based on net asset value	4.02%		12.47%		17.13%		6.29%		7.55%

Ratios to Average Net Assets
Total expenses	0.70	%(d)	0.72	%(d)	0.72	%(d)	0.71	%(d)	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69	%(d)	0.72	%(d)	0.71	%(d)	0.69	%(d)	0.69%

Net investment income	2.01%		1.86%		1.89%		2.00%		1.86%

Supplemental Data
Net assets, end of year (000)	$9,977,737		$11,120,924		$12,305,546		$11,620,763		$13,242,101

Portfolio turnover rate	43%		36%		29%		25%		25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Service

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$23.44		$22.12		$22.26		$24.86		$24.63

Net investment income(a)	0.36		0.36		0.39		0.37		0.39
Net realized and unrealized gain	0.32		2.26		3.21		0.79		1.33

Net increase from investment operations	0.68		2.62		3.60		1.16		1.72

Distributions(b)
From net investment income	(0.40)		(0.33)		(0.39)		(0.37)		(0.39)
From net realized gain	(4.11)		(0.97)		(3.35)		(3.39)		(1.10)

Total distributions	(4.51)		(1.30)		(3.74)		(3.76)		(1.49)

Net asset value, end of year	$19.61		$23.44		$22.12		$22.26		$24.86

Total Return(c)
Based on net asset value	3.74%		12.11%		16.92%		5.95%		7.19%

Ratios to Average Net Assets
Total expenses	1.00	%(d)	1.01	%(d)	0.92	%(d)	1.04	%(d)	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.99	%(d)	1.01	%(d)	0.92	%(d)	1.01	%(d)	1.01%

Net investment income	1.69%		1.59%		1.72%		1.68%		1.58%

Supplemental Data
Net assets, end of year (000)	$130,943		$82,914		$63,273		$86,382		$99,271

Portfolio turnover rate	43%		36%		29%		25%		25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor A

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$23.46		$22.13		$22.28		$24.88		$24.65

Net investment income(a)	0.37		0.37		0.38		0.39		0.40
Net realized and unrealized gain	0.32		2.26		3.20		0.79		1.33

Net increase from investment operations	0.69		2.63		3.58		1.18		1.73

Distributions(b)
From net investment income	(0.41)		(0.33)		(0.38)		(0.39)		(0.40)
From net realized gain	(4.11)		(0.97)		(3.35)		(3.39)		(1.10)

Total distributions	(4.52)		(1.30)		(3.73)		(3.78)		(1.50)

Net asset value, end of year	$19.63		$23.46		$22.13		$22.28		$24.88

Total Return(c)
Based on net asset value	3.76%		12.18%		16.82%		6.07%		7.25%

Ratios to Average Net Assets
Total expenses	0.96	%(d)	0.97	%(d)	0.97	%(d)	0.96	%(d)	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.95	%(d)	0.96	%(d)	0.96	%(d)	0.93	%(d)	0.96%

Net investment income	1.74%		1.61%		1.66%		1.76%		1.61%

Supplemental Data
Net assets, end of year (000)	$4,504,748		$4,999,366		$5,435,461		$5,951,054		$7,226,833

Portfolio turnover rate	43%		36%		29%		25%		25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$22.62		$21.37		$21.62		$24.27		$24.08

Net investment income(a)	0.21		0.20		0.21		0.22		0.22
Net realized and unrealized gain	0.29		2.19		3.10		0.76		1.31

Net increase from investment operations	0.50		2.39		3.31		0.98		1.53

Distributions(b)
From net investment income	(0.25)		(0.17)		(0.21)		(0.24)		(0.24)
From net realized gain	(4.11)		(0.97)		(3.35)		(3.39)		(1.10)

Total distributions	(4.36)		(1.14)		(3.56)		(3.63)		(1.34)

Net asset value, end of year	$18.76		$22.62		$21.37		$21.62		$24.27

Total Return(c)
Based on net asset value	3.01%		11.44%		15.99%		5.24%		6.51%

Ratios to Average Net Assets
Total expenses	1.67	%(d)	1.67	%(d)	1.69	%(d)	1.69	%(d)	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66	%(d)	1.67	%(d)	1.69	%(d)	1.67	%(d)	1.66%

Net investment income	1.05%		0.90%		0.94%		1.02%		0.88%

Supplemental Data
Net assets, end of year (000)	$1,615,843		$2,225,355		$2,538,471		$3,043,757		$3,361,651

Portfolio turnover rate	43%		36%		29%		25%		25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C1

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$22.64		$21.39		$21.59		$24.24		$24.06

Net investment income(a)	0.25		0.23		0.25		0.26		0.26
Net realized and unrealized gain	0.29		2.19		3.09		0.76		1.30

Net increase from investment operations	0.54		2.42		3.34		1.02		1.56

Distributions(b)
From net investment income	(0.26)		(0.20)		(0.20)		(0.28)		(0.28)
From net realized gain	(4.11)		(0.97)		(3.34)		(3.39)		(1.10)

Total distributions	(4.37)		(1.17)		(3.54)		(3.67)		(1.38)

Net asset value, end of year	$18.81		$22.64		$21.39		$21.59		$24.24

Total Return(c)
Based on net asset value	3.15%		11.59%		16.18%		5.47%		6.69%

Ratios to Average Net Assets
Total expenses	1.56	%(d)	1.53	%(d)	1.50	%(d)	1.49	%(d)	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.55	%(d)	1.52	%(d)	1.50	%(d)	1.47	%(d)	1.48%

Net investment income	1.19%		1.06%		1.14%		1.22%		1.07%

Supplemental Data
Net assets, end of year (000)	$680		$1,672		$2,135		$6,834		$7,340

Portfolio turnover rate	43%		36%		29%		25%		25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class K
	Year Ended July 31,						Period from 03/28/16 (a) to 07/31/16
	2019		2018		2017

Net asset value, beginning of period	$23.52		$22.18		$22.32		$20.97

Net investment income(b)	0.45		0.45		0.42		0.09
Net realized and unrealized gain	0.32		2.28		3.26		1.48

Net increase (decrease) from investment operations	0.77		2.73		3.68		1.57

Distributions(c)
From net investment income	(0.49)		(0.42)		(0.47)		(0.22)
From net realized gain	(4.11)		(0.97)		(3.35)		—

Total distributions	(4.60)		(1.39)		(3.82)		(0.22)

Net asset value, end of period	$19.69		$23.52		$22.18		$22.32

Total Return(d)
Based on net asset value	4.14%		12.63%		17.28%		7.50	%(e)

Ratios to Average Net Assets
Total expenses	0.59	%(f)	0.59	%(f)	0.59	%(f)	0.58	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58	%(f)	0.58	%(f)	0.59	%(f)	0.57	%(f)(g)(h)

Net investment income	2.10%		1.99%		1.83%		1.22	%(g)

Supplemental Data
Net assets, end of period (000)	$2,413,725		$2,229,057		$209,323		$22,861

Portfolio turnover rate	43%		36%		29%		25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.58%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class R

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$23.64		$22.28		$22.41		$25.01		$24.76

Net investment income(a)	0.31		0.30		0.31		0.32		0.32
Net realized and unrealized gain	0.31		2.29		3.22		0.79		1.35

Net increase from investment operations	0.62		2.59		3.53		1.11		1.67

Distributions(b)
From net investment income	(0.33)		(0.26)		(0.31)		(0.32)		(0.32)
From net realized gain	(4.11)		(0.97)		(3.35)		(3.39)		(1.10)

Total distributions	(4.44)		(1.23)		(3.66)		(3.71)		(1.42)

Net asset value, end of year	$19.82		$23.64		$22.28		$22.41		$25.01

Total Return(c)
Based on net asset value	3.42%		11.86%		16.44%		5.70%		6.96%

Ratios to Average Net Assets
Total expenses	1.27	%(d)	1.28	%(d)	1.29	%(d)	1.27	%(d)	1.28%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.27	%(d)	1.28	%(d)	1.28	%(d)	1.25	%(d)	1.28%

Net investment income	1.44%		1.29%		1.33%		1.44%		1.28%

Supplemental Data
Net assets, end of year (000)	$614,787		$754,259		$819,982		$862,531		$987,928

Portfolio turnover rate	43%		36%		29%		25%		25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust

	Institutional

	Year Ended July 31,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$33.01	$30.00	$43.39		$47.03		$77.17

Net investment income(a)	0.77	0.66	0.73	(b)	0.47		0.53
Net realized and unrealized gain (loss)	(4.08)	3.85	1.00		(0.96)		(25.35)

Net increase (decrease) from investment operations	(3.31)	4.51	1.73		(0.49)		(24.82)

Distributions(c)
From net investment income	(0.79)	(0.91)	(0.41)		(0.42)		(0.37)
From net realized gain	(3.76)	(0.59)	(14.71)		(2.73)		(4.95)

Total distributions	(4.55)	(1.50)	(15.12)		(3.15)		(5.32)

Net asset value, end of year	$25.15	$33.01	$30.00		$43.39		$47.03

Total Return(d)
Based on net asset value	(9.12)%	15.32%	4.68%		(0.15)%		(32.68)%

Ratios to Average Net Assets
Total expenses	0.91%	0.92%	0.85%		0.88	%(e)	0.83%

Total expenses after fees waived	0.91%	0.92%	0.85%		0.88	%(e)	0.83%

Net investment income	2.86%	2.08%	1.64	%(b)	1.12%		0.89%

Supplemental Data
Net assets, end of year (000)	$44,732	$72,269	$84,139		$69,602		$80,864

Portfolio turnover rate	75%	75%	102%		7%		6%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016
Investments in underlying funds	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor A

	Year Ended July 31,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$31.32	$28.50	$41.97		$45.59		$75.12

Net investment income(a)	0.64	0.54	0.53	(b)	0.34		0.36
Net realized and unrealized gain (loss)	(3.86)	3.67	1.01		(0.92)		(24.65)

Net increase (decrease) from investment operations	(3.22)	4.21	1.54		(0.58)		(24.29)

Distributions(c)
From net investment income	(0.71)	(0.80)	(0.30)		(0.31)		(0.29)
From net realized gain	(3.76)	(0.59)	(14.71)		(2.73)		(4.95)

Total distributions	(4.47)	(1.39)	(15.01)		(3.04)		(5.24)

Net asset value, end of year	$23.63	$31.32	$28.50		$41.97		$45.59

Total Return(d)
Based on net asset value	(9.37)%	15.06%	4.38%		(0.40)%		(32.87)%

Ratios to Average Net Assets
Total expenses	1.20%	1.18%	1.13%		1.14	%(e)	1.10%

Total expenses after fees waived	1.19%	1.18%	1.13%		1.14	%(e)	1.10%

Net investment income	2.54%	1.77%	1.22	%(b)	0.84%		0.62%

Supplemental Data
Net assets, end of year (000)	$96,230	$122,564	$133,246		$197,713		$198,816

Portfolio turnover rate	75%	75%	102%		7%		6%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.16 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016
Investments in underlying funds	0.01%

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor C

	Year Ended July 31,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$24.03	$22.16	$35.93		$39.48		$66.24

Net investment income (loss)(a)	0.35	0.24	0.15	(b)	0.02		(0.08)
Net realized and unrealized gain (loss)	(3.01)	2.83	0.81		(0.84)		(21.62)

Net increase (decrease) from investment operations	(2.66)	3.07	0.96		(0.82)		(21.70)

Distributions(c)
From net investment income	(0.51)	(0.61)	(0.02)		—		(0.11)
From net realized gain	(3.76)	(0.59)	(14.71)		(2.73)		(4.95)

Total distributions	(4.27)	(1.20)	(14.73)		(2.73)		(5.06)

Net asset value, end of year	$17.10	$24.03	$22.16		$35.93		$39.48

Total Return(d)
Based on net asset value	(10.06)%	14.13%	3.55%		(1.20)%		(33.38)%

Ratios to Average Net Assets
Total expenses	1.97%	1.95%	1.91%		1.94	%(e)	1.88%

Total expenses after fees waived	1.97%	1.95%	1.91%		1.94	%(e)	1.88%

Net investment income (loss)	1.85%	1.03%	0.41	%(b)	0.06%		(0.16)%

Supplemental Data
Net assets, end of year (000)	$11,711	$23,390	$30,337		$47,397		$57,026

Portfolio turnover rate	75%	75%	102%		7%		6%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016
Investments in underlying funds	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Equity Dividend Fund	Equity Dividend	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Service, Investor A, Investor C, Investor C1 and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares and Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C and Investor C1 shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Natural Resources values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Natural Resources’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
State Street Bank & Trust Company	$565,524	$(565,524)	$—
Morgan Stanley & Co., LLC	130,267	(130,267)	—
Citigroup Global Markets, Inc.	6,220,921	(6,220,921)	—

	$6,916,712	$(6,916,712)	$—

(a)

Cash collateral with a value of $7,377,587 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Equity Dividend

Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56%
$10 Billion — $12 Billion	0.54%
$12 Billion — $17 Billion	0.52%
$17 Billion — $25 Billion	0.51%
$25 Billion — $30 Billion	0.50%
$30 Billion — $40 Billion	0.47%
Greater than $40 Billion	0.45%

Natural Resources

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Natural Resources to the Manager.

Service and Distribution Fees: Each Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Equity Dividend	Natural Resources
Service	0.25%	—%
Investor A	0.25	0.25
Investor C	0.25	0.25
Investor C1	0.25	—
Class R	0.25	—

	Distribution Fees
	Equity Dividend	Natural Resources
Investor C	0.75%	0.75%
Investor C1	0.55	—
Class R	0.25	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Investor C1	Class R	Total
Equity Dividend	$282,219	$11,531,387	$18,413,219	$7,399	$3,322,722	$33,556,946
Natural Resources	—	257,608	162,548	—	—	420,156

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Equity Dividend	$305,370	$15	$5	$305,390

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Equity Dividend	$20,441	$385	$85,000	$29,905	$25	$5,846	$3,948	$145,550
Natural Resources	803	—	6,483	1,668	—	—	—	8,954

For the year ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Equity Dividend	$12,446,025	$194,010	$5,972,765	$1,572,320	$1,664	$236,121	$1,299,841	$21,722,746
Natural Resources	83,395	—	193,687	34,420	—	—	—	311,502

Other Fees: For the year ended July 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Equity Dividend	$195,569
Natural Resources	2,457

For the year ended July 31, 2019, affiliates received CDSCs as follows:

	Equity Dividend	Natural Resources
Investor A	$36,633	$7
Investor C	50,175	1,288

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived were as follows:

Equity Dividend	$902,811
Natural Resources	1,527

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020 with respect to Equity Dividend and through November 30, 2019 with respect to Natural Resources. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended July 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended July 31, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend	$213,871
Natural Resources	2,134

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Equity Dividend retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Equity Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, Equity Dividend retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, Natural Resources retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Natural Resources	$2,042

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Equity Dividend is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Equity Dividend	$7,998,699,835	$10,818,069,733
Natural Resources	129,213,298	171,278,560

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the use of equalization were reclassified to the following accounts:

Equity Dividend
Paid-in capital	$81,983,503
Accumulated earnings	(81,983,503)

The tax character of distributions paid was as follows:

		Equity Dividend (a)	Natural Resources (a)
Ordinary income	7/31/19	$618,549,617	$8,651,558
	7/31/18	378,965,391	9,317,782
Long-term capital gains	7/31/19	3,534,136,275	20,261,630
	7/31/18	1,008,745,574	4,105,545

Total	7/31/19	$4,152,685,892	$28,913,188

	7/31/18	$1,387,710,965	$13,423,327

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of July 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Equity Dividend	Natural Resources
Undistributed ordinary income	$—	$1,569,937
Net unrealized gains(a)	4,218,393,810	8,340,389
Qualified late-year losses(b)	—	(2,056,635)

	$4,218,393,810	$7,853,691

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$15,024,029,068	$152,069,472

Gross unrealized appreciation	$4,616,521,865	$19,888,373
Gross unrealized depreciation	(380,714,364)	(11,548,531)

Net unrealized appreciation (depreciation)	$4,235,807,501	$8,339,842

8.	BANK BORROWINGS

Each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2019, the Funds did not borrow under the credit agreement.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: As of period end, Equity Dividend invested a significant portion of its assets in securities in the financial sector and Natural Resources invested a significant portion of its assets in securities in each of the metals and mining sector and the oil, gas and consumable fuels sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
Equity Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	106,237,504	$2,189,303,047	104,777,183	$2,388,557,346
Shares issued in reinvestment of distributions	90,420,913	1,811,493,936	27,999,943	634,424,280
Shares redeemed	(162,804,978)	(3,364,027,610)	(214,707,419)	(4,842,186,118)

Net increase (decrease)	33,853,439	$636,769,373	(81,930,293)	$(1,819,204,492)

Service
Shares sold	3,434,535	$73,634,514	1,853,906	$42,385,926
Shares issued in reinvestment of distributions	1,244,718	24,776,200	147,214	3,326,098
Shares redeemed	(1,537,706)	(31,967,241)	(1,325,309)	(29,976,733)

Net increase (decrease)	3,141,547	$66,443,473	675,811	$15,735,291

Investor A
Shares sold	40,986,213	$864,988,400	32,214,292	$732,870,504
Shares issued in reinvestment of distributions	46,024,046	918,518,570	12,856,169	290,495,173
Shares redeemed	(70,611,684)	(1,471,360,593)	(77,615,202)	(1,762,518,685)

Net increase (decrease)	16,398,575	$312,146,377	(32,544,741)	$(739,153,008)

Investor B(a)
Shares sold	—	$—	83	$1,920
Shares issued in reinvestment of distributions	—	—	964	22,359
Shares redeemed	—	—	(26,666)	(621,500)

Net increase (decrease)	—	$—	(25,619)	$(597,221)

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

	Year Ended 07/31/19		Year Ended 07/31/18
Equity Dividend	Shares	Amount	Shares	Amount
Investor C
Shares sold	6,360,981	$126,380,148	4,382,704	$96,205,872
Shares issued in reinvestment of distributions	18,314,847	350,404,665	5,430,087	118,418,267
Shares redeemed	(36,935,253)	(745,964,755)	(30,183,579)	(660,785,822)

Net increase (decrease)	(12,259,425)	$(269,179,942)	(20,370,788)	$(446,161,683)

Investor C1
Shares sold	4,738	$97,155	4,865	$106,744
Shares issued in reinvestment of distributions	7,649	146,983	4,594	100,293
Shares redeemed	(50,103)	(1,092,401)	(35,415)	(772,414)

Net increase (decrease)	(37,716)	$(848,263)	(25,956)	$(565,377)

Class K
Shares sold	31,790,239	$670,517,510	95,113,531	$2,117,838,802
Shares issued in reinvestment of distributions	22,893,556	457,879,751	1,537,957	34,856,038
Shares redeemed	(26,867,561)	(576,860,778)	(11,320,880)	(258,826,515)

Net increase (decrease)	27,816,234	$551,536,483	85,330,608	$1,893,868,325

Class R
Shares sold	2,805,719	$59,345,868	3,345,001	$76,442,612
Shares issued in reinvestment of distributions	6,474,213	130,417,301	1,869,019	42,560,604
Shares redeemed	(10,167,992)	(215,931,671)	(10,103,007)	(231,154,220)

Net increase (decrease)	(888,060)	$(26,168,502)	(4,888,987)	$(112,151,004)

Total Net Increase (Decrease)	68,024,594	$1,270,698,999	(53,779,965)	$(1,208,229,169)

	Year Ended 07/31/19		Year Ended 07/31/18
Natural Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	632,737	$16,412,969	1,245,094	$39,848,710
Shares issued in reinvestment of distributions	347,369	8,208,301	99,032	3,086,841
Shares redeemed	(1,390,912)	(36,047,937)	(1,960,025)	(61,900,627)

Net increase (decrease)	(410,806)	$(11,426,667)	(615,899)	$(18,965,076)

Investor A
Shares sold	1,079,239	$26,406,850	815,156	$24,811,120
Shares issued in reinvestment of distributions	690,863	15,364,720	188,985	5,597,782
Shares redeemed	(1,610,966)	(40,411,849)	(1,766,150)	(53,570,540)

Net increase (decrease)	159,136	$1,359,721	(762,009)	$(23,161,638)

Investor B(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	4
Shares redeemed	—	—	(15)	(380)

Net increase (decrease)	—	$—	(15)	$(376)

Investor C
Shares sold	67,510	$1,182,995	121,168	$2,886,139
Shares issued in reinvestment of distributions	202,957	3,283,845	62,167	1,419,890
Shares redeemed	(558,788)	(10,516,146)	(579,381)	(13,592,811)

Net increase (decrease)	(288,321)	$(6,049,306)	(396,046)	$(9,286,782)

Total Net Increase (Decrease)	(539,991)	$(16,116,252)	(1,773,969)	$(51,413,872)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Equity Dividend	Institutional	$(194,677,067)	$(516,575,763)
	Service	(912,747)	(2,422,685)
	Investor A	(75,120,878)	(224,937,164)
	Investor B	(1,002)	(23,279)
	Investor C	(18,524,663)	(105,621,363)
	Investor C1	(16,629)	(85,007)
	Class K	(21,985,766)	(14,047,657)
	Class R	(8,738,742)	(33,841,578)
Natural Resources	Institutional	(2,055,231)	(1,330,956)
	Investor A	(3,452,899)	(2,532,615)
	Investor B	—	(4)
	Investor C	(740,288)	(714,459)

Undistributed net investment income as of July 31, 2018 was as follows:

Undistributed Net Investment Income
Equity Dividend	$48,031,096
Natural Resources	1,448,485

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

At a meeting held on May 15, 2019, the Board of Directors of FDP Series, Inc. and the Board of Equity Dividend approved a reorganization (the “Reorganization”) of FDP BlackRock Equity Dividend Fund (the “Target Fund”) with and into Equity Dividend. Shareholders of the Target Fund were not required to approve the reorganization. The Reorganization closed on September 23, 2019.

Upon the consummation of the Reorganization, shareholders of the Target Fund became shareholders of Equity Dividend. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of Equity Dividend without realizing any gain or loss for federal income tax purposes. Shareholders of the Target Fund received shares of Equity Dividend with a total dollar value equal to that of the Target Fund shares owned by the shareholder immediately prior to the Reorganization.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Trustees of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust (the “Funds”), including the schedules of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Equity Dividend	Natural Resources
Qualified Dividend Income for Individuals(a)	10/12/18	89.05%	—
	11/28/18	95.50	77.11%
	04/11/19	100.00	—
	07/19/19	100.00	—

Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	88.66	26.96

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	11/28/18	63.86	44.17
	04/11/19	13.82	—
	07/19/19	13.82	—
20% Long-Term Capital Gains Paid Per Share	11/28/18	$1.994215	$3.135597
Foreign Taxes Paid Per Share(c)	11/28/18	—	0.024830

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock Natural Resources Trust (“Natural Resources Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Natural Resources Trust Advisory Agreement”) between Natural Resources Trust and BlackRock Advisors, LLC (the “Manager”), Natural Resources Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Natural Resources Trust.

The Board of Trustees of BlackRock Equity Dividend Fund (“Equity Dividend Fund”) also met in person at the April Meeting and the May Meeting to consider the approval of the investment advisory agreement (the “Equity Dividend Fund Advisory Agreement” and, together with the Natural Resources Trust Advisory Agreement, the “Advisory Agreements”) between Equity Dividend Fund and the Manager, Equity Dividend Fund’s investment advisor.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” Natural Resources Trust and Equity Dividend Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Advisory Agreements and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Trustees of Natural Resources Trust and the Board of Trustees of Equity Dividend Fund are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the pertinent Agreement(s) on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Boards also have a fifth one-day meeting to consider specific information surrounding the renewal of the pertinent Agreement(s), each Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board of Natural Resources Trust noted that for the one-, three- and five-year periods reported, Natural Resources Trust ranked in the second, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board of Equity Dividend Fund noted that for the one-, three- and five-year periods reported, Equity Dividend Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing the applicable Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of Natural Resources Trust noted that Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of Equity Dividend Fund noted that Equity Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers.

The Boards each noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Boards noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. Each Board also considered the extent to which the applicable Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

Conclusion

The Board of Natural Resources Trust, including the Independent Board Members, unanimously approved the continuation of the Natural Resources Trust Advisory Agreement between the Manager and Natural Resources Trust for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Natural Resources Trust for a one-year term ending June 30, 2020.

The Board of Equity Dividend Fund, including the Independent Board Members, unanimously approved the continuation of the Equity Dividend Fund Advisory Agreement between the Manager and Equity Dividend Fund for a one-year term ending June 30, 2020.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Trusteeships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Trusteeships Held During Past Five Years
Robert M. Hernandez 1944	Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Trustee, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Trusteeships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Trusteeships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a board member of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of each Fund serve at the pleasure of the Board.

Further information about each Fund’s Trustees and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Manager

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Services Provider and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust only.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse line up of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	47

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDNR-7/19-AR

Item 2 –	Code of Ethics -- The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Natural Resources Trust	$26,928	$28,152	$0	$0	$15,800	$16,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$15,800	$16,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: October 4, 2019